UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2013

Patriot Coal Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33466	20-5622045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12312 Olive Boulevard, Suite 400		63141
St. Louis, Missouri
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (314) 275-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As previously reported, on July 9, 2012, Patriot Coal Corporation (the “Company”) and certain of its wholly-owned subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for reorganization (the “Chapter 11 Petitions”) under Chapter 11 of the U.S. Code (the “Bankruptcy Code”) in the Bankruptcy Court for the Southern District of New York. On November 27, 2012, the Bankruptcy Court for the Southern District of New York ordered that the bankruptcy cases be transferred to the Bankruptcy Court for the Eastern District of Missouri and, on December 19, 2012, the Bankruptcy Court for the Southern District of New York entered an order transferring the bankruptcy cases to the Bankruptcy Court for the Eastern District of Missouri (the “Bankruptcy Court”). The Company’s joint ventures and certain of its other subsidiaries (the “non-Debtors”) were not included in the Chapter 11 Petitions.

On January 23, 2013, the Debtors filed a supplement to their monthly operating report for the period ended September 30, 2012 (the “Supplement”) with the Bankruptcy Court. The Supplement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This current report (including the exhibit hereto or any information included therein) shall not be deemed an admission as to the materiality of any information required to be disclosed solely by reason of Regulation FD.

The Company is furnishing this Form 8-K pursuant to Item 7.01, “Regulation FD Disclosure.” The information contained in this current report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

FINANCIAL AND OPERATING DATA

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Supplement, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Company cannot predict what the ultimate value of any of its securities may be and it remains too early to determine whether holders of any such securities will receive any distribution in the Debtors’ reorganization. In particular, in most cases under Chapter 11 of the Bankruptcy Code, holders of equity securities receive little or no recovery of value from their investment. The Supplement was not audited or reviewed by independent accountants and is subject to future adjustment and reconciliation. The information furnished in the Supplement has not been prepared in accordance with U.S. generally accepted accounting principles.

FORWARD-LOOKING STATEMENTS

This current report on Form 8-K and the exhibit hereto may contain forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements. Readers are referred to the documents filed by the Company with the Securities and Exchange Commission, which further identify the important risk factors that could cause actual results to differ materially from the forward-looking statements which may be contained in this current report on Form 8-K and the exhibit hereto. The Company disclaims any obligations to update any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1*	Supplement to Monthly Operating Report for the period ended September 30, 2012, filed with the United States Bankruptcy Court for the Eastern District of Missouri.

*	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2013

PATRIOT COAL CORPORATION

By:	/s/ John E. Lushefski
John E. Lushefski Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Supplement to the Monthly Operating Report for the period ended September 30, 2012, filed with the United States Bankruptcy Court for the Eastern District of Missouri.

*	Furnished herewith